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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 25, 1996


           FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of June 21, 1996, which forms Cityscape Home Equity Loan Trust 1996-2, which will issue the Cityscape Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-2).


                        FINANCIAL ASSET SECURITIES CORP.
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          (Exact name of registrant as specified in its charter)


         Delaware                33-99018        Applied For
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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ddress of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 33-99018). The financial statements will be referred to in the prospectus supplement relating to Cityscape Home Equity Loan Trust 1996-2. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 1.


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Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Consent of Coopers & Lybrand L.L.P.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Charles A. Forbes, Jr.
                                  ---------------------------------
                                  Charles A. Forbes, Jr.




Dated:  June 25, 1996

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                                Exhibit Index
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Exhibit                                           Page
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1.   Consent of Coopers & Lybrand L.L.P.


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                        (COOPERS & LYBRAND LETTERHEAD)

                      CONSENT OF INDEPENDENT ACCOUNTANTS



                                 ___________

We consent to the incorporation by reference in the Prospectus Supplement dated June 25, 1996 (to Prospectus dated March 20, 1996) of Financial Asset Securities Corp., relating to the Cityscape Home Equity Loan Trust, Series 1996-2 of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".

                              /s/ COOPERS & LYBRAND

New York, New York
June 25, 1996